Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350,

AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shoe Station Group, Inc. (the “Company”) on Form 10-Q for the period ending August 1, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Kerry Jackson, Executive Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2026	By: /s/ W. Kerry Jackson
W. Kerry Jackson
Executive Vice President,
Chief Financial Officer